[front cover]


December 31, 2000

AMERICAN CENTURY
Annual Report

International Bond


                                 [american century logo and text logo (reg.sm)]


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[left margin]

INTERNATIONAL BOND
(BEGBX)
--------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year 2000 demonstrated the significant impact that currency fluctuations can have on international bond returns for U.S. investors. With investors overseas favoring American assets, the U.S. dollar remained the world's currency of choice. Even though government bonds around the globe turned in reasonable performances, especially during the last half of the year, they translated into negative returns when converted to dollars.

     Our investment professionals discuss the challenging investment environment and the fund's performance in detail beginning on page 3.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc. (a substantial minority shareholder in American Century Companies, Inc., since 1998). Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise is called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INTERNATIONAL BOND
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Bond Holdings
      by Country ..........................................................    7
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   17
   Report of Independent
      Accountants .........................................................   19
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   20
   Background Information
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
      Lipper Rankings .....................................................   21
      The Fund's Subadvisor ...............................................   21
      Investment Team
         Leaders ..........................................................   21
   Glossary ...............................................................   22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. dollar strength and rising interest rates in Europe undermined the performance of international bonds in the first half of 2000, leading to disappointing returns for U.S. investors.

* After a rocky start, international bonds performed well during the second half of the year.

* The U.S. remained the focal point for investors overseas, fueling the dollar's advance.

* Economic growth around the globe weakened as the year progressed, mainly because of central bank rate hikes aimed at slowing rampant economic growth and keeping inflation in check.

* That set the stage for favorable government bond returns in many regions during the last half of the year. But when translated into U.S. dollars, returns were mostly negative.

 FUND PERFORMANCE

* International Bond's slightly negative return reflected the U.S. dollar's ongoing strength.

* Currency fluctuations drove the fund's upbeat fourth-quarter performance, just as they provided the catalyst for the fund's modest decline for all of 2000.

FUND STRATEGY

* We extended International Bond's interest rate sensitivity (duration) in November because we expected global economic activity to continue to slow, especially in the U.S.

* To lengthen the fund's duration, we decreased the portfolio's cash exposure and added Canadian, Euroland, Japanese, and U.K. bonds with maturities of 10 years or more.

* We also adjusted the portfolio's exposure to non-core bonds from countries such as Italy and Spain, and core bonds from countries like France and Germany, in an effort to improve returns.

OUTLOOK

*  We expect a continued trend toward slower global growth.

* The bad news is that we feel most government bond prices around the world may already reflect the slowdown in economic growth that we're starting to see.

[left margin]

              INTERNATIONAL BOND(1)
                     (BEGBX)
    TOTAL RETURNS:           AS OF 12/31/000
       6 Months                        1.28%(2)
       1 Year                         -1.20%
    INCEPTION DATE:                   1/7/92
    NET ASSETS:               $112.2 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 22-23.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]

Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE IN A NUTSHELL

     International bonds performed well during the second half of 2000, after a rocky start earlier in the year. Slowing economic growth around the globe fueled that turnaround as investors began looking to high-quality government debt as an investment alternative to stocks. But currency exchange rates often play a crucial role in determining international bond returns for U.S. investors. That's because foreign bond returns are converted from local currencies into U.S. dollars. When foreign currencies strengthen versus the dollar, as they did during 1998, they can buy more dollars. That, in turn, enhances performance. But such was not the case during 2000--ongoing dollar strength versus world currencies sapped unhedged international bond returns.

THE U.S. ECONOMY DOWNSHIFTED

     Economic activity in the U.S. grew at a robust 5.3% annualized pace during the first quarter of 2000, on the heels of a blistering 7.3% advance during the final quarter of 1999. That prompted the Federal Reserve (the U.S. central bank) to continue raising short-term borrowing costs in an effort to rein in the economy and curtail rising inflation. May 2000 marked the Fed's final rate hike, ending a series of six increases that sent borrowing costs 1.5 percentage points higher.

     By early summer, the Fed's actions began to have their desired effect. Companies started reporting slower profit growth as activity declined across the nation. With business activity falling off, economic growth slowed. Growth during the third quarter rose at an annualized rate of only 2.2%--the country's slowest pace in four years and much more in line with economic activity in other regions.

     But growth during most of the year was stronger in the U.S. than abroad. And that kept overseas investors focused on U.S. capital markets. The result was a strong performance by the greenback, needed to buy American assets.

EUROPEAN ECONOMIES  ALSO SLOWED

     The growth story overseas wasn't very different from the one being played out in the U.S. In Euroland (the 12 countries that have adopted the euro currency), robust growth and rising inflation led the European Central Bank to raise interest rates 2.25 percentage points between November 1999 and October 2000. That slowed the region's activity, particularly in "old-economy" sectors such as manufacturing. As a result, Euroland growth fell from roughly 3.5% during the first half of 2000, to a more moderate 2.8% during the third quarter.

[right margin]

"INTERNATIONAL BONDS PERFORMED WELL DURING THE SECOND HALF OF 2000. BUT ONGOING DOLLAR STRENGTH VERSUS WORLD CURRENCIES SAPPED UNHEDGED RETURNS."

[line graph - data below]

EURO'S VALUE IN DOLLARS

Dec-1999            $1.00
Jan-2000            $0.98
Feb-2000            $0.96
Mar-2000            $0.96
Apr-2000            $0.91
May-2000            $0.93
Jun-2000            $0.96
Jul-2000            $0.93
Aug-2000            $0.89
Sep-2000            $0.88
Oct-2000            $0.85
Nov-2000            $0.87
Dec-2000            $0.94

Source: FactSet


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

     In spite of many hopes for the contrary, 2000 was not the year that the euro challenged the U.S. dollar's role as the world's foremost currency. Europe's unified currency fell fairly steadily throughout the period, dropping to an all-time low of only 82 cents versus the dollar in October. However, as the U.S. economic juggernaut began to show signs of weakness at year end, the euro rallied. By the time 2000 wound down, the euro was roughly 8% above its October lows.

     European areas outside Euroland, such as Switzerland and Scandinavia, experienced similar declines in activity, after growing at a 2-4% annualized rate during the first half of the year. In the U.K., for example, economic growth slipped from 3% during the first half, to around 2.5% during 2000's final six months. As with many other regions, central bank rate cuts early in the year slowed business activity, and ultimately the nation's economy.

JAPAN'S ECONOMIC RECOVERY STALLED

     Japan's economic slowdown was perhaps the most pronounced. Growth in the region, though difficult to properly gauge due to volatility, rose nearly 5% during the first half of the year. Increased business activity and capital spending by the government translated into strong growth early in 2000. Job growth was expected to rise in the wake of that favorable backdrop with consumer sentiment and spending following suit.

     But government expenditures fell off during the latter part of the year, as did corporate activity. That sent regional stock indices tumbling to their lowest levels in roughly five years, crippling Japan's chances for continued economic expansion.

     The yen's fate was closely tied to that of Japan's economy. The yen rallied early in 2000 amid signs of economic progress. But as hopes of further economic strength evaporated, the U.S. dollar gained in relative strength as international investors looked to regions outside of Japan for investment opportunities. By the end of the year, the yen was brushing 16-month lows versus the dollar.

REGIONAL BOND PERFORMANCE

     The last half of 2000 provided a kinder, gentler environment for overseas bonds. Slowing global growth fueled greater demand for high credit-quality debt securities. As a middle-ground example of Euroland bond performance, 10-year German bond yields fell roughly 40 basis points (0.40%) during the last half of the year. U.K. bonds also rallied lower, sending 10-year benchmark yields down around 30 basis points. Scandinavian bonds turned in solid performances, with 10-year bond yields in Denmark and Sweden falling roughly 50 to 60 basis points. Japanese bonds lagged other regional fixed-income securities, yet 10-year government bond yields still fell a little over 10 basis points.

     So in local currencies, international bond returns during the latter half of 2000 were reasonably attractive. Unfortunately, those positive returns turned negative when converted into U.S. dollars.

[left margin]

"IN LOCAL CURRENCIES, INTERNATIONAL BOND RETURNS DURING THE LATTER HALF OF 2000 WERE REASONABLY ATTRACTIVE."

[line graph - data below]

YEN'S VALUE IN DOLLARS

Dec-1999            $0.0098
Jan-2000            $0.0093
Feb-2000            $0.0091
Mar-2000            $0.0097
Apr-2000            $0.0093
May-2000            $0.0093
Jun-2000            $0.0095
Jul-2000            $0.0091
Aug-2000            $0.0094
Sep-2000            $0.0093
Oct-2000            $0.0092
Nov-2000            $0.0090
Dec-2000            $0.0088

Source: FactSet


4      1-800-345-2021


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2000

                            INVESTOR CLASS (INCEPTION 1/7/92)               ADVISOR CLASS (INCEPTION 10/27/98)
              INTERNATIONAL     FUND       INTERNATIONAL INCOME FUNDS(2)        INTERNATIONAL    FUND
                  BOND        BENCHMARK   AVERAGE RETURN   FUND'S RANKING           BOND       BENCHMARK
==================================================================================================================
6 MONTHS(1)       1.28%         1.38%         1.98%              --                 1.19%        1.38%
1 YEAR           -1.20%        -0.23%         1.46%         29 OUT OF 55           -1.35%       -0.23%
==================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           1.45%         2.23%         2.83%         32 OUT OF 45             --           --
5 YEARS           0.89%         1.40%         3.33%         25 OUT OF 30             --           --
LIFE OF FUND      5.23%        5.35%(3)      5.76%(4)       4 OUT OF 9(4)          -4.71%      -4.00%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/31/92, the date nearest the class's inception for which data are available.

(5) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 20-22 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/00
Fund Benchmark            $15,981
International Bond        $15,801

                International Bond       Fund Benchmark
DATE                  VALUE                  VALUE
1/7/1992             $10,000                $10,000
3/31/1992             $9,736                 $9,386
6/30/1992            $10,731                $10,391
9/30/1992            $11,502                $11,050
12/31/1992           $10,708                $10,120
3/31/1993            $11,179                $10,610
6/30/1993            $11,115                $10,548
9/30/1993            $11,992                $11,218
12/31/1993           $11,971                $11,200
3/31/1994            $11,871                $11,317
6/30/1994            $11,971                $11,528
9/30/1994            $12,050                $11,749
12/31/1994           $12,153                $11,863
3/31/1995            $13,834                $13,543
6/30/1995            $14,202                $13,906
9/30/1995            $14,394                $14,188
12/31/1995           $15,118                $14,906
3/31/1996            $14,834                $14,633
6/30/1996            $14,881                $14,700
9/30/1996            $15,492                $15,256
12/31/1996           $16,082                $15,798
3/31/1997            $14,990                $14,759
6/30/1997            $14,936                $14,735
9/30/1997            $15,100                $14,833
12/31/1997           $15,136                $14,957
3/31/1998            $15,258                $15,056
6/30/1998            $15,593                $15,424
9/30/1998            $17,213                $17,012
12/31/1998           $17,840                $17,722
3/31/1999            $16,794                $16,763
6/30/1999            $16,022                $15,952
9/30/1999            $16,507                $16,566
12/31/1999           $15,992                $16,018
3/31/2000            $15,661                $15,784
6/30/2000            $15,600                $15,764
9/30/2000            $14,738                $14,941
12/31/2000           $15,801                $15,981

$10,000 investment made 1/7/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998 the benchmark has been the J.P. Morgan Global Traded Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

              International Bond      Fund Benchmark
DATE                RETURN                RETURN
12/31/92*            7.08%                 1.20%
12/31/93            11.79%                10.67%
12/31/94             1.52%                 5.92%
12/31/95            24.40%                25.65%
12/31/96             6.38%                 5.98%
12/31/97            -5.88%                -5.33%
12/31/98            17.87%                18.49%
12/31/99           -10.36%                -9.61%
12/31/00            -1.20%                -0.23%

* From 1/7/92 (the fund's inception date) to 12/31/92.


                                                www.americancentury.com      5


International Bond--Q&A
--------------------------------------------------------------------------------
[photo of David M. Gibbon]

     An interview with David M. Gibbon, a portfolio manager on the International Bond fund investment team.

HOW DID THE FUND PERFORM DURING 2000?

     International Bond's slightly negative return reflected the U.S. dollar's ongoing strength, which sapped unhedged international bond returns for U.S. investors. International Bond's -1.20% total return trailed the -0.23% return of its benchmark, the J.P. Morgan Global Traded Government Bond Index.* (See the previous page for other fund performance comparisons.) Fund expenses, which were 0.87% at the end of December, accounted for the majority of the performance disparity.

INTERNATIONAL BOND'S RETURNS SURGED DURING THE FOURTH QUARTER. WHAT FUELED THOSE GAINS?

     Currency fluctuations drove the fund's upbeat performance, just as they provided the catalyst for the fund's modest decline for all of 2000. As pointed out on page 4, international bond returns were mostly positive for the year, especially over the last six months. But bond returns are only one part of the equation determining the fund's performance.

     The fund's main goal is to provide investors with a relatively pure exposure to international bonds. So by nature, the fund also provides exposure to foreign currencies.

     As we saw during the first three quarters of 2000, a strong dollar dampens fund returns. But during times when foreign currencies strengthen versus the dollar, as the euro did during the last three months of 2000, the reverse is also true. That's the main reason why International Bond posted a sizeable 7.2% gain during last year's final quarter.

WHAT OTHER FACTORS HELPED THE FUND PERFORM SO WELL DURING THE FOURTH QUARTER?

     In particular, we extended International Bond's duration by around three-quarters of a year to a year in November. Duration measures a portfolio's sensitivity to interest rate changes. The longer the duration, the more the fund's share price gains when interest rates fall, and the more the share price falls when rates rise. So, ideally, you want a longer duration when interest rates are falling. And that's exactly how we positioned the fund.

     We chose that strategy because we expected global economic activity to continue to slow, especially in the U.S. We believed that in turn would eventually lead to central bank rate cuts, pushing bond prices higher and yields lower. So we kept the portfolio's duration slightly long. And as rates declined during the fourth quarter, International Bond's returns were enhanced.

HOW DID YOU ACCOMPLISH THAT STRATEGY?

     First, we picked up some long-term Canadian bonds with maturities of 10 years or more. Canada is the largest U.S. trading partner. So Canadian bonds stood to benefit from a slowdown in U.S. activity. Canadian bonds are also included in the fund's benchmark index, so those securities were a perfect choice. Next, we added some long-term Euroland, Japanese, and U.K. bonds.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"INTERNATIONAL BOND'S SLIGHTLY NEGATIVE RETURN REFLECTED THE U.S. DOLLAR'S ONGOING STRENGTH, WHICH SAPPED UNHEDGED INTERNATIONAL BOND RETURNS FOR U.S. INVESTORS."

PORTFOLIO AT A GLANCE
                        12/31/00      12/31/99
NUMBER OF SECURITIES       40            32
WEIGHTED AVERAGE
   MATURITY              7.7 YRS       6.6 YRS
AVERAGE DURATION         5.7 YRS       4.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)        0.87%         0.85%

Investment terms are defined in the Glossary on pages 22-23.


6      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Collectively, those additions paid off handsomely as government bonds rose and yields fell in response to U.S. economic weakness.

HOW DID YOU GENERATE THE CASH TO BUY THOSE BONDS?

     Actually, we already had most of the cash on hand from a defensive play earlier in the year when interest rates were rising. The money-market type securities insulated performance as interest rates rose, while lowering the portfolio's duration.

     But we wanted to employ the opposite strategy with rates poised to fall. So we used the cash to purchase the long-term bonds. As a result, the portfolio's cash holdings fell from around 10% of assets at the end of June to only 7% by the end of December.

WHAT OTHER STRATEGIES DID YOU EMPLOY?

     We also shifted the portfolio's holdings of "core" versus "non-core" bonds within Euroland, specifically. As we've mentioned in previous reports, there are often opportunities for relative value within the region. By shifting between non-core bonds from countries such as Italy and Spain, and core bonds from countries like France and Germany, we can often enhance returns. Though we emphasized core bonds early in the year, we generally focused on non-core bonds during 2000.

     We expected non-core countries to continue seeing stronger economic growth than core countries. Stronger economic growth generally reduces government borrowing needs, which usually translates into a smaller supply of new government bonds. So we emphasized non-core bonds because we expected them to experience a more favorable supply/demand picture.

     From a supply standpoint, that's exactly what happened. Unfortunately, core bonds outperformed non-core bonds during that period, so the impact of those additional non-core bonds on fund returns was slightly negative.

SHIFTING GEARS, WHAT'S YOUR GLOBAL ECONOMIC OUTLOOK?

     Overall, we expect a continued trend toward slower growth for now. Looking first at the U.S., the sharp decline in economic activity has taken many market participants by surprise. The Federal Reserve cut rates by 50 basis points (0.50%--a basis point equals 0.01%) in a rare, between-meeting move in early January. That decrease was likely the first of several orchestrated to bring about a "soft landing" for the U.S. economy. But whether the Fed will be successful in achieving such a result, or whether the nation will slip into recession, remains to be seen. If the nation's economy looks to slow alarmingly, that would weigh heavily on the U.S. dollar. We think that foreign investment has played a big factor in the dollar's strength during recent times. But if growth looks to taper off significantly, that key support could be removed. Regardless of which scenario develops, we expect growth in the region to lag activity in Europe.

     Speaking of Europe, we feel that regional economic growth could slow to 2-2.5%. In Euroland, specifically, inflation seems to be largely under control, while economic growth continues to moderate. That should provide an ideal backdrop for the European central bank to lower short-term interest rates. If growth in the region continues to outpace that in the U.S., as we expect it will, the result could boost the euro, which we believe is currently undervalued.

[right margin]

"THOUGH WE EMPHASIZED CORE BONDS EARLY IN THE YEAR, WE GENERALLY FOCUSED ON NON-CORE BONDS DURING 2000."

BOND HOLDINGS BY COUNTRY

                        % OF FUND INVESTMENTS
                         AS OF         AS OF
                        12/31/00      6/30/00
FRANCE*                   23%           22%
GERMANY*                  16%           22%
UNITED KINGDOM            15%           11%
U. S. (INCLUDING
   TEMPORARY CASH
   INVESTMENTS)            9%           11%
SPAIN*                     8%            7%
JAPAN                      7%            1%
NETHERLANDS*               4%            5%
DENMARK                    4%            5%
SWEDEN                     4%            4%
BELGIUM*                   3%            4%
ITALY*                     3%            5%
CANADA                     3%            3%
AUSTRALIA                  1%            --

* These countries are members of the  euro zone.


                                                www.americancentury.com      7


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In Japan, the economy has taken two steps back after taking one forward early in 2000. The Bank of Japan's end to its zero-interest-rate policy appears to have been poorly timed--the fallout from higher rates helped to stall economic activity. Deflation is another potential problem for Japan. In a deflationary environment, the prices of goods and services generally decline. That usually leads to lower national output and reduced job growth. In turn, that tends to dampen consumer confidence and limit spending. So until Japan's economy begins to improve, international investors will likely focus on investment opportunities in other regions, weighing on the performance of the yen.

GIVEN THAT PERSPECTIVE, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We believe that Euroland may offer the best potential bond returns going forward. For example, we wouldn't be surprised to see German bond yields fall half a percentage point over the next six months to a year. That's a far better scenario than we see for bonds in other regions. So we may add to the portfolio's European bond holdings.

     The bad news is that we feel most government bond prices around the globe may already reflect the slowdown in economic growth that we're starting to see. In the U.S., for example, current prices and yields seem to fully reflect a recession. Unless those concerns pan out, U.S. bonds are probably overpriced. Japanese and U.K. bonds don't look overly attractive at current levels, either. So unless conditions change dramatically, we expect Japanese and U.K. bond yields to drift higher and prices lower.

     Bearing that in mind, we may also shorten the portfolio's duration, bringing it closer to neutral. That way the portfolio will be properly positioned if the outlook starts shifting toward rising interest rates.

[left margin]

"WE EXPECT A CONTINUED TREND TOWARD SLOWER GROWTH FOR NOW."

Investment terms are defined in the Glossary on pages 22-23.


8      1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 68.3%
AUSTRALIA -- 0.7%
AUD                    1,300,000  Australia Commonwealth,
                                      7.50%, 9/15/09               $    825,571
                                                                   ------------
BELGIUM -- 3.4%
EURO                   4,470,000  Kingdom of Belgium,
                                      3.75%, 3/28/09                  3,821,251
                                                                   ------------
CANADA -- 2.8%
CAD                    2,500,000  Government of Canada,
                                      5.50%, 06/1/10                  1,678,723
                       1,700,000  Government of Canada,
                                      8.00%, 6/1/27                   1,492,650
                                                                   ------------
                                                                      3,171,373
                                                                   ------------
DENMARK -- 4.2%
DKK                   19,600,000  Kingdom of Denmark,
                                      4.00%, 2/15/01                  2,464,631
                      15,600,000  Kingdom of Denmark,
                                      8.00%, 3/15/06                  2,230,792
                                                                   ------------
                                                                      4,695,423
                                                                   ------------
FRANCE -- 20.0%
EURO                   7,900,000  Government of France,
                                      8.50%, 11/25/02                 7,953,517
                       4,050,000  Government of France,
                                      5.50%, 4/25/07                  3,988,289
                       2,660,000  Government of France,
                                      8.50%, 4/25/23                  3,494,857
                       1,400,000  Government of France,
                                      5.50%, 4/25/29                  1,326,524
                       6,550,000  Republic of France, 4.00%,
                                      10/25/09                        5,768,095
                                                                   ------------
                                                                     22,531,282
                                                                   ------------
GERMANY -- 3.8%
EURO                   2,041,246  German Federal Republic,
                                      6.00%, 7/4/07                   2,055,404
                         535,000  German Federal Republic,
                                      4.50%, 7/4/09                     492,535
                         950,000  German Federal Republic,
                                      6.25%, 1/4/24                     994,884
                         750,000  German Federal Republic,
                                      5.625%, 1/4/28                    730,029
                                                                   ------------
                                                                      4,272,852
                                                                   ------------
ITALY -- 3.2%
EURO                   1,060,000  Republic of Italy, 4.25%,
                                      11/1/09                           931,245
                       2,300,000  Republic of Italy, 7.25%,
                                      11/1/26                         2,612,478
                                                                   ------------
                                                                      3,543,723
                                                                   ------------
JAPAN -- 7.3%
JPY                  522,000,000  Government of Japan,
                                      1.70%, 9/20/10                  4,613,461

Principal Amount                                                      Value
--------------------------------------------------------------------------------

                     417,000,000  Government of Japan,
                                      2.20%, 9/21/20               $  3,590,380
                                                                   ------------
                                                                      8,203,841
                                                                   ------------
NETHERLANDS -- 4.3%
EURO                   4,850,000  Kingdom of Netherlands,
                                      6.00%, 1/15/06                  4,818,927
                                                                   ------------
SPAIN -- 4.7%
EURO                   1,572,007  Government of Spain,
                                      7.35%, 3/31/07                  1,664,761
                       3,860,000  Government of Spain,
                                      5.15%, 7/30/09                  3,637,273
                                                                   ------------
                                                                      5,302,034
                                                                   ------------
SWEDEN -- 3.9%
SEK                   29,350,000  Kingdom of Sweden,
                                      5.50%, 4/12/02                  3,153,883
                      10,200,000  Kingdom of Sweden,
                                      6.50%, 5/5/08                   1,201,908
                                                                   ------------
                                                                      4,355,791
                                                                   ------------
UNITED KINGDOM -- 10.0%
GBP                    1,080,000  U.K. Treasury Bonds, 7.00%,
                                      11/6/01                         1,634,622
                       1,300,000  U.K. Treasury Bonds, 5.75%,
                                      12/7/09                         2,063,121
                       1,630,000  U.K. Treasury Bonds, 6.25%,
                                      11/25/10                        2,700,863
                       1,600,000  U.K. Treasury Bonds, 5.00%,
                                      6/7/04                          2,374,302
                       1,450,000  U.K. Treasury Bonds, 7.25%,
                                      12/7/07                         2,432,600
                                                                   ------------
                                                                     11,205,508
                                                                   ------------
TOTAL GOVERNMENT BONDS                                               76,747,576
                                                                   ------------
   (Cost $76,577,357)

CORPORATE BONDS -- 24.7%
FRANCE -- 3.1%
EURO                   3,550,000  Caisse d'Amortissement de
                                      la Dette Sociale, 6.00%,
                                      7/25/05                         3,487,431
                                                                   ------------
GERMANY -- 12.1%
EURO                   3,400,000  Allgemeine Hypothekenbank
                                      AG, 3.75%, 10/15/04             3,068,518
                       1,850,000  Kreditanstalt Fuer
                                      Wiederaufbau, 5.50%,
                                      3/12/07                         1,782,041
                       2,730,000  Kreditanstalt Fuer
                                      Wiederaufbau, 5.25%,
                                      1/4/10                          2,561,534
                       2,680,000  Deutsche Ausgleichsbank,
                                      5.75%, 7/10/10                  2,569,115
                       4,100,000  Rheinische Hypothekenbank
                                      AG, 3.25%, 1/18/05              3,622,410
                                                                   ------------
                                                                     13,603,618
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      9


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SPAIN -- 3.1%
EURO                   3,850,000  Instituto de Credito Oficial,
                                      3.875%, 7/30/04              $  3,503,848
                                                                   ------------
UNITED KINGDOM -- 4.8%
GBP                    1,750,000  Bank Nederlandse
                                      Gemeenten, 7.375%,
                                      8/6/07                          2,823,541
                       1,600,000  European Investment Bank,
                                      7.625%, 12/7/07                 2,632,857
                                                                   ------------
                                                                      5,456,398
                                                                   ------------
UNITED STATES -- 1.6%
EURO                   1,900,000  GMAC Swift Trust, Series
                                      1999-1, 5.00%, 1/18/05          1,764,898
                                                                   ------------
TOTAL CORPORATE BONDS                                                27,816,193
                                                                   ------------
   (Cost $27,793,651)

TEMPORARY CASH INVESTMENTS -- 7.0%
USD                    7,900,000  FHLB Discount Notes,
                                      5.70%, 1/2/01(1)                7,898,749
                                                                   ------------
   (Cost $7,898,749)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $112,462,518
                                                                   ============
   (Cost $112,269,757)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                            Settlement                          Unrealized
     Contracts to Sell         Dates            Value           Gain (Loss)
--------------------------------------------------------------------------------
       382,000  CAD           1/02/01          $254,627          $(1,106)
    18,682,587  DKK           2/21/01         2,356,198          (139,943)
       616,655  EUR           2/21/01           580,388          (34,845)
     1,477,904  EUR for
       900,088  GBP           2/21/01         1,390,984          (69,699)
       710,000  EUR for
    71,239,270  JPY           2/21/01           668,242          (35,004)
       750,000  EUR for
    76,591,500  JPY           2/21/01           705,890          (25,983)
     2,250,059  EUR           2/21/01         2,117,725          (17,970)
       320,000  EUR for
    31,529,600  JPY           2/21/01           301,180          (20,580)
       320,000  EUR for
    31,649,280  JPY           2/21/01           301,180          (19,515)
       700,000  EUR for
    70,013,300  JPY           2/21/01           658,830          (36,490)
       233,000  GBP           1/02/01           348,419          (84)
     4,987,695  GBP           2/21/01         7,465,040          (198,268)
       689,406  GBP for
     1,547,028  CAD           2/21/01         1,031,829          (7,511)
   107,912,095  JPY           2/21/01           951,973          3,001
    74,604,286  JPY for
       453,522  GBP           2/21/01           658,140          11,303
    22,342,473  SEK           2/21/01         2,375,425          (59,783)
                                           --------------    ----------------
                                            $22,166,070          $(652,477)
                                           ==============    ================
(Value on Settlement Date $21,513,593)

                            Settlement                          Unrealized
     Contracts to Buy          Dates            Value           Gain (Loss)
--------------------------------------------------------------------------------
       379,814  AUD           2/21/01          $211,390          $4,980
     1,030,073  CAD           2/21/01           687,297          8,514
       189,000  CAD           2/21/01           126,107          1,563
     1,547,028  CAD for
       689,406  GBP           2/21/01         1,032,225          7,907
       382,000  CAD           2/21/01           254,882          1,061
     9,161,084  EUR           2/21/01         8,622,287          517,385
       470,000  EUR           2/21/01           442,358          28,100
     3,497,154  EUR           2/21/01         3,291,473          56,221
       930,000  EUR           2/21/01           875,303          46,115
       780,000  EUR           2/21/01           734,125          6,463
       900,088  GBP for
     1,477,904  EUR           2/21/01         1,347,155          25,870
       278,523  GBP           2/21/01           416,863          5,860
       490,000  GBP           2/21/01           733,379          6,817
       233,000  GBP           2/21/01           348,729          86
       453,522  GBP for
    74,604,286  JPY           2/21/01           678,782          9,339
   321,581,060  JPY           2/21/01         2,836,906          (103,022)
    71,239,270  JPY for
       710,000  EUR           2/21/01           628,455          (4,783)
    76,591,500  JPY for
       750,000  EUR           2/21/01           675,671          (4,236)
    62,380,640  JPY           2/21/01           550,306          (9,694)
    22,355,045  JPY           2/21/01           197,211          (7,789)
    22,408,755  JPY           2/21/01           197,684          (7,316)
   121,161,130  JPY           2/21/01         1,068,853          (21,147)
    72,251,520  JPY           2/21/01           637,385          (22,615)
    66,088,100  JPY           2/21/01           583,012          3,012
    31,529,600  JPY for
       320,000  EUR           2/21/01           278,146          (2,454)
    31,649,280  JPY for
       320,000  EUR           2/21/01           279,202          (2,463)
    70,013,300  JPY for
       700,000  EUR           2/21/01           617,640          (4,700)
                                           --------------    ----------------
                                            $28,352,826         $539,074
                                           ==============    ================
(Value on Settlement Date $27,813,752)

* Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar              GBP = British Pound

CAD = Canadian Dollar                JPY = Japanese Yen

DKK = Danish Krone                   SEK = Swedish Krona

FHLB = Federal Home Loan Bank        USD = U.S. Dollar

(1) The rates for U.S. government agency discount notes are the yield to maturity at purchase.


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

DECEMBER 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $112,269,757)
  (Note 3) ................................................       $ 112,462,518
Foreign currency holdings, at value
  (identified cost $679,219) ..............................             679,219
Receivable for investments sold ...........................           2,430,294
Receivable for forward foreign
  currency exchange contracts .............................             743,597
Receivable for capital shares sold ........................             641,871
Interest receivable .......................................           2,596,354
                                                                  -------------
                                                                    119,553,853
                                                                  -------------

LIABILITIES
Payable for investments purchased .........................           6,236,996
Payable for forward foreign
  currency exchange contracts .............................             857,000
Payable for capital shares redeemed .......................             142,041
Accrued management fees (Note 2) ..........................              72,508
Distribution and service fees payable (Note 2) ............                 376
Payable for trustees' fees and expenses ...................               1,897
Accrued expenses and other liabilities ....................               5,371
                                                                  -------------
                                                                      7,316,189
                                                                  -------------

Net Assets ................................................       $ 112,237,664
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ...........................................       $ 115,322,235
Accumulated undistributed net investment loss .............            (373,585)
Accumulated net realized loss on investments
  and foreign currency transactions .......................          (2,851,089)
Net unrealized appreciation on investments
  and translation of assets and liabilities
   in foreign currencies (Note 3) .........................             140,103
                                                                  -------------
                                                                  $ 112,237,664
                                                                  =============

Investor Class
Net assets ................................................       $ 111,320,028
Shares outstanding ........................................          10,857,197
Net asset value per share .................................       $       10.25

Advisor Class
Net assets ................................................       $     917,636
Shares outstanding ........................................              89,699
Net asset value per share .................................       $       10.23


See Notes to Financial Statements               www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Income:
Interest (net of foreign taxes
  withheld of $43,545) ....................................        $  4,737,438
                                                                   ------------

Expenses (Note 2):
Management fees ...........................................             839,475
Distribution fees .........................................               2,215
Service fees ..............................................               2,215
Trustees' fees and expenses ...............................              27,276
                                                                   ------------
                                                                        871,181
                                                                   ------------

Net investment income .....................................           3,866,257
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized loss on:
Investments ...............................................          (2,088,373)
Foreign currency transactions .............................         (11,189,536)
                                                                   ------------
                                                                    (13,277,909)
                                                                   ------------

Change in net unrealized depreciation on:
Investments ...............................................           4,961,398
Translation of assets and liabilities
  in foreign currencies ...................................           3,475,380
                                                                   ------------
                                                                      8,436,778
                                                                   ------------

Net realized and unrealized loss on
  investments and foreign currency ........................          (4,841,131)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ...............................        $   (974,874)
                                                                   ============


12      1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

Decrease in Net Assets                                2000            1999

OPERATIONS
Net investment income .........................  $   3,866,257    $   4,354,584
Net realized loss on investments
  and foreign currency transactions ...........    (13,277,909)      (4,306,086)
Change in net unrealized depreciation
  on investments and translation of assets
  and liabilities in foreign currencies .......      8,436,778      (15,745,010)
                                                 -------------    -------------
Net decrease in net assets
   resulting from operations ..................       (974,874)     (15,696,512)
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..............................     (1,117,380)      (5,282,666)
  Advisor Class ...............................         (6,964)          (5,126)
In excess of net realized gains on investments:
  Investor Class ..............................       (639,613)      (2,487,639)
  Advisor Class ...............................         (4,328)          (1,585)
                                                 -------------    -------------
Decrease in net assets from distributions .....     (1,768,285)      (7,777,016)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions .............      1,285,851      (20,276,787)
                                                 -------------    -------------

Net decrease in net assets ....................     (1,457,308)     (43,750,315)

NET ASSETS
Beginning of period ...........................    113,694,972      157,445,287
                                                 -------------    -------------
End of period .................................  $ 112,237,664    $ 113,694,972
                                                 =============    =============

Accumulated net investment loss ...............  $    (373,585)   $    (818,935)
                                                 =============    =============


See Notes to Financial Statements              www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940 Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. In addition, the fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $2,753,958 (expiring in 2008) which may be used to offset future taxable gains.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2000, the effective annual Investor Class management fee was 0.84%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the year ended December 31, 2000 were $4,430.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    For the year ended December 31, 2000, purchases and sales of securities, excluding short-term investments, totaled $211,576,311 and $208,936,816, respectively.

    On December 31, 2000, accumulated net unrealized depreciation was $251,572, based on the aggregate cost of investments for federal income tax purposes of $112,714,090, which consisted of unrealized appreciation of $2,484,929 and unrealized depreciation of $2,736,501.


                                                www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

                                                     SHARES          AMOUNT
INVESTOR CLASS
Year ended December 31, 2000
Sold .......................................        5,962,584      $ 59,056,335
Issued in reinvestment of distributions ....          158,912         1,617,481
Redeemed ...................................       (5,976,529)      (59,612,245)
                                                 ------------      ------------
Net increase ...............................          144,967      $  1,061,571
                                                 ============      ============

Year ended December 31, 1999
Sold .......................................        6,237,612      $ 70,918,968
Issued in reinvestment of distributions ....          646,211         7,233,924
Redeemed ...................................       (8,824,153)      (99,153,043)
                                                 ------------      ------------
Net decrease ...............................       (1,940,330)     $(21,000,151)
                                                 ============      ============

ADVISOR CLASS
Year ended December 31, 2000
Sold .......................................           75,296      $    752,488
Issued in reinvestment of distributions ....              891             9,062
Redeemed ...................................          (55,548)         (537,270)
                                                 ------------      ------------
Net increase ...............................           20,639      $    224,280
                                                 ============      ============

Year ended December 31, 1999
Sold .......................................           79,694      $    868,056
Issued in reinvestment of distributions ....              495             5,503
Redeemed ...................................          (13,844)         (150,195)
                                                 ------------      ------------
Net increase ...............................           66,345      $    723,364
                                                 ============      ============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000 the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2000.

--------------------------------------------------------------------------------
6.  NEW ACCOUNTING PRINCIPLE

    A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the fund.


16      1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                                Investor Class
                                              2000        1999       1998       1997        1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ....... $10.55      $12.44     $10.92     $11.79      $11.95
                                            ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income .................... 0.38(1)     0.36(1)    0.47(1)     0.65        0.69
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............... (0.51)      (1.62)      1.47      (1.34)       0.03
                                            ---------   --------   --------   ---------   --------
  Total From Investment Operations ......... (0.13)      (1.26)      1.94      (0.69)       0.72
                                            ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ............... (0.11)      (0.43)     (0.17)      (0.04)     (0.71)
  In Excess of Net Investment Income .......   --          --         --         --        (0.02)
  From Net Realized Gains on
  Investment Transactions ..................   --          --       (0.25)     (0.14)      (0.15)
  In Excess of Net Realized Gains
  on Investments ........................... (0.06)      (0.20)       --         --          --
                                            ---------   --------   --------   ---------   --------
  Total Distributions ......................  (0.17)     (0.63)     (0.42)     (0.18)      (0.88)
                                            ---------   --------   --------   ---------   --------
Net Asset Value, End of Period ............. $10.25      $10.55     $12.44     $10.92      $11.79
                                            =========   ========   ========   =========   ========
  Total Return(2) .......................... (1.20)%    (10.36)%    17.87%     (5.88)%      6.38%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................  0.87%       0.85%      0.84%      0.84%       0.83%
Ratio of Net Investment Income
  to Average Net Assets ....................  3.85%       3.27%      4.11%      4.82%       5.48%
Portfolio Turnover Rate ....................  221%        239%       322%       163%        242%
Net Assets, End of Period
  (in thousands) ...........................$111,320    $112,968   $157,412   $165,731    $252,456

(1)  Calculated using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      17


International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                              2000       1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....... $10.52     $12.44      $12.50
                                            --------   ---------   --------
Income From Investment Operations
  Net Investment Income(2) .................  0.35       0.45        0.08
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ........ (0.50)     (1.74)       0.19
                                            --------   ---------   --------
  Total From Investment Operations ......... (0.15)     (1.29)       0.27
                                            --------   ---------   --------
Distributions
  From Net Investment Income ............... (0.08)     (0.43)       (0.17)
  From Net Realized Gains on
  Investment Transactions ..................    --        --         (0.16)
  In Excess of Net Realized
  Gains on Investments ..................... (0.06)     (0.20)         --
                                            --------   ---------   --------
  Total Distributions ...................... (0.14)     (0.63)       (0.33)
                                            --------   ---------   --------
Net Asset Value, End of Period ............. $10.23     $10.52      $12.44
                                            ========   =========   ========
  Total Return(3) .......................... (1.35)%   (10.61)%      2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................  1.12%      1.10%     1.08%(4)
Ratio of Net Investment Income
  to Average Net Assets ....................  3.60%      3.02%     3.71%(4)
Portfolio Turnover Rate ....................  221%       239%        322%
Net Assets, End of Period
  (in thousands) ...........................  $918       $727         $34

(1)  October 27, 1998 (commencement of sale) through December 31, 1998.

(2)  Calculated using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


18      1-800-345-2021                      See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century International Bond Funds and Shareholders of the American Century International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century International Bond Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 1996 were audited by other auditors, whose report dated February 7, 1997, expressed an unqualified opinion on that statement. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 9, 2001


                                                www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The International Bond fund benchmark was the J.P. Morgan ECU-Weighted European Index from inception through December 1997. Since January 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's INTERNATIONAL INCOME FUNDS category consists of funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan Chase & Co.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       DAVID M. GIBBON (J.P. MORGAN)
       DOMINIC PEGLER (J.P. MORGAN)
       DAVE SCHROEDER


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* CORE EURO-ZONE COUNTRIES -- Belgium, Germany, the Netherlands, and more recently France, are generally considered the core euro-zone countries. These countries demonstrated the most conservative fiscal and monetary policies in the region, in addition to currency stability, prior to Economic and Monetary Union. As a result, bonds from these countries often carry a slightly higher credit rating and therefore lower yield than like-maturity bonds from "non-core" euro-zone countries.

*   COUPON -- the stated interest rate of a security.

* NON-CORE EURO-ZONE COUNTRIES -- member countries of Economic and Monetary Union that demonstrated lower currency and economic stability than "core" member countries prior to Economic and Monetary Union. Bonds from these countries often carry a slightly lower credit rating and therefore higher yield than like-maturity core-country bonds.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0102                                 American Century Investment Services, Inc.
SH-ANN-24099                      (c)2000 American Century Services Corporation